Exhibit 99.2

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

OF

ENGINEERED PRODUCTS ACQUISITION LIMITED

for the Year Ended December 31, 2013

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Contents

Independent Auditor’s Report	1
Consolidated profit and loss account	3
Consolidated balance sheet	4
Consolidated cash flow statement	5
Reconciliation of movements in shareholders’ funds	6
Notes	7

-i-

Independent Auditors’ Report

The Board of Directors
Engineered Products Acquisition Limited

Report on the Financial Statements

We have audited the accompanying consolidated financial statements of Engineered Products Acquisition Limited and its subsidiaries (the “Company”), which comprise the consolidated balance sheet as of December 31, 2013, and the related consolidated profit and loss account, cash flow statement and reconciliation of movements in shareholders’ funds for the year then ended, and the related notes to the consolidated financial statements, which, as described in Note 1 to the consolidated financial statements, have been prepared on the basis of generally accepted accounting practice in the United Kingdom.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with generally accepted accounting practice in the United Kingdom; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Engineered Products Acquisition Limited and its subsidiaries as of December 31, 2013, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting practice in the United Kingdom.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, the Company prepared its consolidated financial statements in accordance with generally accepted accounting practice in the United Kingdom which differs from U.S. generally accepted accounting principles. Our opinion is not modified with respect to this matter.

Report on Comparative Information

The accompanying consolidated balance sheet of the Company as of December 31, 2012, and the related consolidated profit and loss account, cash flow statement and reconciliation of movements in shareholders’ funds for the year then ended were not audited, reviewed, or compiled by us and, accordingly, we do not express an opinion or any other form of assurance on them.

/s/KPMG LLP

Manchester, UK

19 January 2015

2

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Consolidated profit and loss account

for the year ended 31 December 2013

			26 weeks
		Year ended	ended
		31 December	31 December
		2013	2012
	Note	£000	£000

Group turnover	2	26,831	—

Change in inventory of finished goods and work in progress		(295)	—
Other operating income		35	—
Raw materials and consumables		(13,811)	—
Other external charges		(5,013)	—
Staff costs	5	(6,489)	—
Depreciation and other amounts written off tangible and intangible fixed assets		1,134	—

Group operating profit	3	2,392	—

Interest payable and similar charges	6	(162)	—

Profit on ordinary activities before taxation		2,230	—

Tax on profit on ordinary activities	7	(117)	—

Profit for the financial year	17	2,113	—

There were no recognised gains and losses other than those shown above.

All amounts relate to continuing activities.

3

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Consolidated balance sheet

At 31 December 2013

		31 December	31 December	31 December	31 December
		2013	2013	2012	2012
	Note	£000	£000	£000	£000
Fixed assets
Intangible assets	8		(438)		—
Tangible assets	9		2,074		—

			1,636		—
Current assets
Inventory	11	4,094		—
Debtors (including £142,000 (31 December 2012: £nil) due after more than one year	12	5,671		127
Cash at bank and in hand		417		12
		10,182		139
Creditors: amounts falling due within one year	13	(9,705)		(139)

Net current assets			477		—

Total assets less current liabilities and Net Assets			2,113		—

Capital and reserves
Called up share capital	16		—		—
Profit and loss account	17		2,113		—

Shareholders’ funds			2,113		—

These financial statements were approved by the board of directors on 19 January 2015.

4

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Consolidated cash flow statement

for the year ended 31 December 2013

			26 weeks
		Year ended	ended
		31 December	31 December
		2013	2012
Cash flow statement	Note	£000	£000

Cash flow from operating activities	20	2,598	—
Returns on investments and servicing of finance	21	(162)	—
Taxation		—	—
Capital expenditure and financial investment	21	(578)	—
Acquisitions	21	(2,998)	—

Cash (outflow) before financing		(1,140)	—

Financing	21	1,545	—

Increase in cash in the period		405	—

Reconciliation of net cash flow to movement in net debt	22

Increase in cash in the period		405	—
Cash (inflow) from increase in debt financing		(1,545)

Change in net debt resulting from cash flows		(1,140)	—
Debt acquired with subsidiary		(3,251)

Movement in net debt in the period		(4,391)	—
Net debt at start of period		12	—

Net debt at the end of the period		(4,379)	—

5

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Reconciliation of movements in shareholders’ funds

for the year ended 31 December 2013

	Year ended	ended
	31 December	31 December
	2013	2012
	£000	£000

Profit / (loss) for the period	2,113	—
Group dividends received / capital reduction	—	—

Net increase in shareholders’ funds	2,113	—
Opening shareholders’ funds	—	—

Closing shareholders’ funds	2,113	—

6

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Notes

(forming part of the financial statements)

1     Accounting policies

The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the financial statements:

Basis of preparation

The financial statements have been prepared in accordance with applicable UK GAAP (“UK Generally Accepted Accounting Practice”) accounting standards, and under the historical cost accounting rules.

The group meets its day to day working capital requirements through an invoice discounting facility and inventory facility which is subject to six months notice from either party. At the date of this report management expect that the facility will remain in place.

The group’s forecasts and projections, taking account of reasonably possible changes in trading performance, show the group should be able to operate within the level of its current facilities. The directors have a reasonable expectation that the company and the group have adequate resources to continue in operational existence for the foreseeable future. Accordingly, they continue to adopt the going concern basis in preparing the directors’ report and financial statements.

Basis of consolidation

The consolidated financial statements include the financial statements of the Engineered Products Acquisition Limited (the “Company”) and its subsidiary undertakings made up to 31 December 2013. The acquisition method of accounting has been adopted. Under this method, the results of subsidiary undertakings acquired or disposed of in the year are included in the consolidated profit and loss account from the date of acquisition or up to the date of disposal.

Negative goodwill

Negative goodwill arising on consolidation in respect of acquisitions since 1 January 1998 is included within fixed assets and released to the profit and loss account in the periods in which the fair values of the non-monetary assets purchased on the same acquisition are recovered, whether through depreciation or sale.

On the subsequent disposal or termination of a business acquired since 1 January 1998, the profit or loss on disposal or termination is calculated after crediting the unamortised amount of any related negative goodwill.

Tangible fixed assets and depreciation

Depreciation is provided to write off the cost less the estimated residual value of tangible fixed assets by equal instalments over their estimated useful economic lives as follows:

Plant and machinery                    –                    5% to 50% per annum

7

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Notes (continued)

1     Accounting policies (continued)

Foreign currencies

Transactions in foreign currencies are recorded using the rate of exchange ruling at the date of the transaction or, if hedged forward, at the rate of exchange under the related forward currency contract. Monetary assets and liabilities denominated in foreign currencies are translated using the contracted rate or the rate of exchange ruling at the balance sheet date and the gains or losses on translation are included in the profit and loss account.

Leases

Operating lease rentals are charged to the profit and loss account on a straight line basis over the period of the lease.

Post retirement benefits

The Group operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the Group in an independently administered fund. The amount charged to the profit and loss account represents the contributions payable to the scheme in respect of the accounting period.

Design and development expenditure

Expenditure on design and development is written off to the profit and loss account in the year in which it is incurred.

Inventory

Inventory is stated at the lower of cost and net realisable value. Cost includes an appropriate proportion of overheads incurred in the normal course of business in bringing products to their locations and condition at the balance sheet date.

Taxation

The charge for taxation is based on the profit for the year and takes into account taxation deferred because of timing differences between the treatment of certain items for taxation and accounting purposes.

Deferred tax is recognised, without discounting, in respect of all timing differences between the treatment of certain items for taxation and accounting purposes which have arisen but not reversed by the balance sheet date, except as otherwise required by FRS 19.

Cash and liquid resources

Cash, for the purpose of the cash flow statement, comprises cash in hand and deposits repayable on demand.

Turnover

Turnover represents total sales by the group to third parties, excluding sales-related taxes.

8

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Notes (continued)

2     Turnover

The analysis of turnover by geographical area is as follows:

		26 weeks
	Year ended	ended
	31 December	31 December
	2013	2012
	£000	£000

United Kingdom	7,099	—
Rest of European Union	16,009	—
Rest of World	3,723	—
	26,831	—

3     Group operating profit

		26 weeks
	Year ended	ended
	31 December	31 December
	2013	2012
	£000	£000
Group operating profit is stated after charging/(crediting)
Depreciation	345	—
Amortisation	(1,479)	—
Hire of plant and machinery - rentals payable under operating leases	77	—
Hire of other assets – rentals payable under operating leases	265	—
Design and development expenditure	640	—

Auditor’s remuneration:

		26 weeks
	Year ended	ended
	31 December	31 December
	2013	2010
	£000	£000

Audit of these financial statements	6	—
Amounts receivable by the auditors and their associates in respect of
- audit of subsidiaries pursuant to legislation	32	—
- other services relating to taxation	—	—

9

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Notes (continued)

4     Remuneration of directors

The remuneration of directors is borne by Uniroyal LLC, a related party to the group (see Note 23).

5     Staff numbers and costs

The average number of persons employed by the Group (including directors) during the period, analysed by category, was as follows:

		26 weeks
	Year ended	ended
	31 December	31 December
	2013	2012

Management and administration	50	—
Production and sales	200	—
	250	—

The aggregate payroll costs of these persons were as follows:

		26 weeks
	Year ended	ended
	31 December	31 December
	2013	2012
	£000	£000

Wages and salaries	5,702	—
Social security costs	543	—
Other pension costs	244	—
	6,489	—

6     Interest payable and similar charges

		26 weeks
	Year ended	ended
	31 December	31 December
	2013	2012
	£000	£000

Bank interest	162	—
	162	—

10

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Notes (continued)

7     Taxation

Analysis of charge in period

		26 weeks
	Year ended	ended
	31 December	31 December
	2013	2012
	£000	£000
UK corporation tax
Current tax on income for the period	—	—
Adjustments in respect of prior periods	—	—

Total current tax	—	—

Deferred tax (see note 13)
Origination and reversal of timing differences	85	—
Effect of tax rate change on opening balance	32	—

Total deferred tax	117	—

Tax on profit on ordinary activities	117	—

Factors affecting the tax charge for the period

The current tax charge for the period is lower (year ended 31 December 2012: lower) than the standard rate of corporation tax in the UK 23.25% (year ended 31 December 2012: 24.5%). The differences are explained below.

		26 weeks
	Year ended	ended
	31 December	31 December
	2013	2012
	£000	£000
Current tax reconciliation
Profit on ordinary activities before tax	2,230	—

Current tax at 23.25% (year ended 31 December 2012: 24.5%)	519	—

Effects of:
Income not taxable	(344)	—
Expenses not deductible for tax purposes	4	—
Difference between capital allowances for period and depreciation	(31)	—
Short term timing differences	(10)	—
Tax losses utilised	(115)	—
Fixed asset differences	(23)

Total current tax charge (see above)	—	—

11

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Notes (continued)

Factors that may affect future current and total tax charges

Reductions in the UK corporation tax rate from 26% to 24% (effective from 1 April 2012) and to 23% (effective 1 April 2013) were substantively enacted on 26 March 2012 and 3 July 2012 respectively.  Further reductions to 21% (effective from 1 April 2014) and 20% (effective from 1 April 2015) were substantively enacted on 2 July 2013. On 17th July 2014 the Finance Bill received Royal assent upon which date the tax rates became enacted. This will reduce the company's future current tax charge accordingly and reduce the deferred tax assets / liabilities at 31 December 2013 which has been calculated based on the rate of 20% substantively enacted at the balance sheet date.

8     Intangible fixed assets

Negative
goodwill
£000
Cost
At beginning of year	—
Acquired in business combination	1,917

At end of year	1,917

Amortisation
At beginning of year	—
Credited in year	1,479

At end of year	1,479

Net book value
At 31 December 2013	438

At 31 December 2012	—

Negative goodwill is being released to the profit and loss account commensurately with the recovery of the non-monetary assets acquired, whether through depreciation or sale.

12

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Notes (continued)

9     Tangible fixed assets

Plant and machinery
£000

Cost or valuation
At beginning of period	—
Acquired in business combination	1,841
Additions	578

At end of period	2,419

Depreciation
At beginning of period	—
Charge for period	345

At end of period	345

Net book value
At 31 December 2013	2,074

At 31 December 2012	—

The net book value of fixed assets includes £97,000 (31 December 2012: £nil) in respect of assets in the course of construction or installation which have not been depreciated.

13

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Notes (continued)

10     Inventory

	31 December	31 December
	2013	2012
	£000	£000

Raw materials and consumables	1,253	—
Work in progress	1,514	—
Finished goods and goods for resale	1,327	—
	4,094	—

11    Debtors

	31 December	31 December
	2013	2012
	£000	£000

Trade debtors	5,051	—
Deferred tax assets (see note 13)	142	—
Other debtors	101	—
Prepayments and accrued income	377	127
	5,671	127

11    Creditors: amounts falling due within one year

	31 December	31 December
	2013	2012
	£000	£000

Invoice discounting facility	3,786	—
Inventory facility	1,010	—
Trade creditors	2,953	—
Other taxation and social security	178	—
Other creditors	419	—
Amounts owed to related party	816	139
Accruals and deferred income	543	—
	9,705	139

The invoice discounting facility bears interest at 2.65% above base rate and is subject to six months notice by either party. The facility is secured against the trade debtors of the group.

The Inventory facility bears interest at 3.15% above base rate and is subject to six months notice by either party. The facility is secured against the inventory of the group.

14

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Notes (continued)

13    Deferred taxation

£000

At beginning of period	—
Acquired in business combinations	259
Transfer to profit and loss	(117)

At end of period	142

The elements of deferred taxation are as follows:

	31 December	31 December
	2013	2012
	£000	£000

Accelerated capital allowances	(8)	—
Short term timing differences	12	—
Tax losses carried forward and other deductions	308	—
Capital gains held over	(170)	—

Deferred tax asset	142	—

15

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Notes (continued)

14    Acquisitions

On 4 March 2013 the Company acquired all of the ordinary shares of Gweco 478 Limited. The resulting negative goodwill of £1,917,000 was capitalised and will be released to the profit and loss account commensurately with the recovery of the non-monetary assets acquired, whether through depreciation or sale.

Fair value
£000

Fixed assets
Tangible	1,841

Current assets
Inventory	4,654
Debtors	6,140
Deferred tax	259
Cash	230
Total assets	13,124

Creditors (including invoice discounting facility of £3,251,000)	(7,979)
Net assets	5,145

Negative goodwill arising on acquisitions	(1,917)
Purchase consideration and costs of acquisition	3,228

The fair values contain provisional amounts which will be finalised in the 2014 statutory financial statements when the detailed acquisition investigation has been completed.

The post acquisition operating profit of the group that was acquired was £864,000.

Fair value at the date of acquisition was deemed to be the book value of the assets and liabilities at acquisition.

15    Called up share capital

2013
£
Authorised
100 Ordinary share of 1 pound each	100

Allotted and called up
1 Ordinary shares of 1 pound each	1

During the year the Company issued one ordinary shares for a consideration of £1

16

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Notes (continued)

16    Profit and loss account

Profit and loss account
£000

At beginning of year	—
Profit for the year	2,113

At end of year	2,113

17    Commitments

(a)	Capital commitments at the end of the financial period, for which no provision has been made, are as follows:

	31 December	31 December
	2013	2012
	£000	£000

Contracted	111	—

(b)	Annual commitments under non-cancellable operating leases are as follows:

	31 December	31 December	31 December	31 December
	2013	2013	2012	2012
	Land and buildings	Other	Land and buildings	Other
	£000	£000	£000	£000
Operating leases which expire:
Within one year	20	136	—	—
In the second to fifth years inclusive	—	165	—	—
Over five years	315	—	—	—
	335	301	—	—

18    Pension scheme

The Group operates a defined contribution pension scheme. The pension charge for the year represents contributions payable by the Group to the scheme and amounted to £244,000 (year ended 31 December 2012: £nil). Contributions amounting to £42,000 (year ended 31 December 2012: £nil) were payable to the scheme and are included in creditors.

17

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Notes (continued)

19    Loans and borrowings

Amounts repayable under the terms of the loans at the balance sheet date were:

	31 December	31 December
	2013	2012
	£000	£000
Bank loans
Invoice discounting facility	3,786	—
Inventory facility	1,010	—
	4,796	—

Repayment of loans is as follows:

	31 December	31 December
	2013	2012
	£000	£000

Repayable within one year	4,796	—

The invoice discounting facility bears interest at 2.65% above base rate and is subject to six months notice by either party. The facility is secured against the trade debtors of the group.

The Inventory facility bears interest at 3.15% above base rate and is secured against the inventory of the group.

20    Reconciliation of operating profit to operating cash flows

		26 weeks
	Year ended	ended
	31 December	31 December
	2013	2012
	£000	£000

Operating profit	2,392	—
Depreciation and amortisation	(1,134)	—
Decrease in inventory	560	—
Decrease in debtors	738	—
Decrease in creditors	42	—
Net cash inflow from operating activities	2,598	—

18

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Notes (continued)

21    Analysis of cash flows

		26 weeks
	Year ended	ended
	31 December	31 December
	2013	2012
	£000	£000
Returns on investment and servicing of finance
Interest paid	(162)	—
	(162)	—

Capital expenditure
Purchase of tangible fixed assets	(578)	—
	(578)	—
Financing
Debt due within one year:
Increase in short-term borrowing	1,545
	1,545	—

Acquisitions
Purchase of subsidiary undertakings	(3,228)	—
Cash acquired with subsidiary	230
	(2,998)	—

22    Analysis of net debt

	At beginning of period	Acquisitions	Cash flow	At end of period
	£000	£000	£000	£000

Cash in hand and at bank	12	230	175	417
Invoice discounting facility	—	(3,251)	(1,545)	(4,796)

Total	12	(3,021)	(1,370)	(4,379)

19

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Notes (continued)

23    Related Party Transactions

The Company is owned 100% by Howard R Curd who also owns 94% of a related party Uniroyal LLC. The Company owes Howard R Curd £816,000 which was loaned to the Company to undertake the acquisition of Gweco 478 Limited. During the year there were no related party transactions between the Companies owned by Howard R Curd.

24    Principal Subsidiary Undertakings

The undertakings in which the Company’s interests at the period end were 100% are as follows:

	Country of incorporation	Principal activity	Class and percentage of shares Company

Subsidiary undertakings
Wardle Storeys (Holdings) Limited *	Great Britain	Investment	Ordinary 100%
Gweco 478 Limited	Great Britain	Group holding Company	Ordinary 100%
Wardle Storeys (Group) Limited *	Great Britain	Group holding Company	Ordinary 100%
Wardle Storeys (Earby) Limited *	Great Britain	Specialised PVC/textile foils	Ordinary 100%
Wardle Storeys Components Limited *	Great Britain	Dormant	Ordinary 100%
Wardle Storeys (Services) Limited *	Great Britain	Management services	Ordinary 100%
Wardle Storeys (Property) Limited *	Great Britain	Dormant	Ordinary 100%
Tectrim Limited *	Great Britain	Investment	Ordinary 100%

______________

* Indirect subsidiary companies

With the exception of Wardle Storeys (Group) Limited, Wardle Storeys (Earby) Limited and Wardle Storeys (Services) Limited all the other remaining companies had applications to be struck off presented to companies house before 31 December 2013.

20

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Notes (continued)

25    UK to US GAAP Reconciliation

These financial statements have been prepared for the purpose of meeting the requirements of U.S. Securities and Exchange Commission (“SEC”) Rule 8-04 of Regulation S-X following the acquisition of Engineered Products Acquisition Limited and its subsidiaries (“the Group”) by Invisa, Inc. on 10 November 2014. The Group prepares its financial statements in accordance with generally accepted accounting practice in the United Kingdom (‘UK GAAP’), which differ in certain respects from accounting principles generally accepted in the United States of America (‘US GAAP’). Reconciliations of profit for the financial year (or net income) and shareholders’ funds (or shareholders’ equity) as reported in the consolidated financial statements under UK GAAP and those under US GAAP are set out below:

			2013		2012
			Profit &	Shareholders’	Profit &	Shareholders’
			Loss	Funds	Loss	Funds
		Notes	£000	£000	£000	£000

Results Under UK GAAP
Profit for the year			2,113	—	—	—
Shareholders’ Funds			—	2,113	—	—

US GAAP Reporting Adjustments
Transaction costs		(a)	(83)	(269)	(186)	(186)
Acquisition adjustments to certain assets and liabilities credited to income for the period		(b)	131	131
Change in fair value of exchange rate contracts		(c)	65	65
Change in exchange rate translation adjustment		(d)	(47)	(47)
Reverse amortisation of UK negative goodwill		(e)	(1,479)	(1,479)
Recognize US GAAP gain on bargain purchase		(f)	3,086	3,086
Tax effect of US GAAP changes		(g)	5	5

Results under US GAAP	`		3,791	3,605	(186)	(186)

Explanation of Notes:

(a)     Transaction costs

Under UK GAAP transaction costs must be capitalised in Goodwill whereas under US GAAP these are recognised in earnings in the year incurred.

21

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Notes (continued)

(b)     Acquisition Adjustments to Certain Assets and Liabilities Credited to Income for the Period

Adjustments to the carrying amount of certain acquired assets and liabilities have been made under US GAAP for differences in purchase accounting which resulted in an increase in net assets by £1,107,035. The detail of these adjustments as of the date of the acquisition are as follows:

	Balance Sheet	Profit & Loss
	Adjustments	Adjustments
	£’s	£’s

Trademarks	1,512,297	—
Inventory	(106,321)	106,321
Debtors	35,873	(35,873)
Other assets	(23,321)	23,321
Tangible assets	(156,468)	13,039
Creditors	(155,025)	23,787
Total	1,107,035	130,595

These adjustments resulted in a decrease of £130,595 to expenses for the year ended December 31, 2013. There is no profit and loss effect from the trademark adjustment since it has an indefinite life and is not subject to amortization but will be reviewed annually for impairment.

Contained within this figure are a fixed asset write down of (£156,468) and a holiday pay accrual (£50,000) which relate to the purchase accounting being finalised in these financial statements. When the provisional fair values are finalised in the 2014 UK GAAP statutory financial statements the comparative 2013 financial information presented within those 2014 statutory financial statements will not be retrospectively adjusted.

(c) Change in Fair Value of Exchange Rate Contracts

Since the fair value of exchange rate contracts are not recognised under UK GAAP, adjustments were made to recognize them at the date of the acquisition in accordance with US GAAP. The fair value of the contracts at the date of the acquisition resulted in a liability of £49,497. The fair value of the contracts at December 31, 2013 resulted in an asset of £15,017. These adjustments had the effect of increasing the profit and loss for the year by £64,514.

(d) Change in Exchange Rate Translation Adjustment

In accordance with UK GAAP the Group reports the fair value of financial assets and liabilities using the average rate of outstanding exchange rate contracts. For US GAAP purposes the fair value is based on the period end spot rate. As a result of this difference an adjustment was made at the acquisition date to increase net assets by £47,264 and an adjustment to reduce net assets by £233 was made at December 31, 2013. These adjustments had the effect of decreasing profit and loss for the year by £47,497.

22

Engineered Products Acquisition Limited

Consolidated Financial Statements

31 December 2013

Notes (continued)

(e) Reverse Amortisation of UK Negative Goodwill

Under UK GAAP, negative goodwill arising on acquisitions is capitalised and amortised commensurately with the recovery of nonmonetary assets acquired, whether through depreciation or sale. The negative goodwill under UK GAAP at the date of the acquisition was calculated to be £1,917,072. During the year £1,478,828 of this amount was amortised and credited to Group operating profit. The adjustment is to remove the UK GAAP negative goodwill amortisation to prepare for the recording of the US GAAP gain on bargain purchase.

(f) Recognize US GAAP Gain on Bargain Purchase

Under US GAAP, the gains on the bargain purchases are not capitalised and amortised but are rather recognised in earnings at the acquisition date. The adjustment is to record the US GAAP gain on bargain purchase in the amount of £3,086,171. Before the company recognized the gain on bargain purchase it determined that it correctly identified all of the assets acquired and all of the liabilities assumed and that their recorded amounts were appropriately measured. In addition, in determining the gain on bargain purchase, the consideration transferred for the acquisition which was cash in the amount of £2,910,000 was complete and without any contingent consideration arrangement, therefore no additional assets or liabilities were recorded. The acquisition resulted in a gain on bargain purchase because the sellers were motivated to monetise their investment in the Company which had originally been made in 2010.

(g) Tax Effect of US GAAP Changes

At the date of the acquisition an additional net deferred tax liability in the amount of £254,105 was recorded for the net effect of all the US GAAP adjustments.

The adjustment of £5,368 above reflects the net tax effect to increase the provision for the period by £33,981 for all the profit and loss adjustments recorded in accordance with US GAAP and includes an adjustment to recognize the change in the enacted tax rates which reduced the provision by £39,319.

Combined with the previously recorded deferred tax amounts, the components of deferred taxes at December 31, 2013 were a current deferred tax asset of £344,108 and a deferred tax liability of £451,774. A valuation allowance for the deferred tax asset was determined to be unnecessary since it is not more likely than not that some portion or all of the deferred tax asset will not be realized.

Classification differences between UK and US GAAP

In addition to the differences between UK and US GAAP related to the recognition and measurement of transactions by the Group, there are also a number of differences in the manner in which items are classified in the consolidated profit and loss account (consolidated statement of operations) and consolidated balance sheet. These classification differences have no impact on net income or shareholders’ equity and only affect the disclosure.

Statement of Cash flows

There are no material differences between cash or funds flow reporting reported in the primary financial statements and cash flows under UK GAAP that would be reported in a statement of cash flows prepared in accordance with US GAAP.

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